Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of July, 2020.

/s/ John McAvoy

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of July, 2020.

/s/ Robert Hoglund

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of July, 2020.

/s/ Robert Muccilo

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of July, 2020.

/s/ George Campbell Jr.

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of July, 2020.

/s/ Ellen V. Futter

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of July, 2020.

/s/ John F. Killian

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of July, 2020.

/s/ William J. Mulrow

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of July, 2020.

/s/ Armando J. Olivera

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of July, 2020.

/s/ Michael W. Ranger

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of July, 2020.

/s/ Linda S. Sanford

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of July, 2020.

/s/ Deirdre Stanley

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 3.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of July, 2020.

/s/ L. Frederick Sutherland